UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2007

Western Asset Emerging Markets Floating Rate Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-08338	13-3756301
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Broad Street, New York, New York		10004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 291-2556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Western Asset Emerging Markets Floating Rate Fund Inc.

CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events.

On August 16, 2007, Western Asset Emerging Markets Floating Rate Fund Inc. (the “Fund”) issued a press release announcing changes to its non-fundamental investment policies to be effective as of September 17, 2007.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number
99.1	Press Release of the Fund dated August 16, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset Emerging Markets Floating Rate Fund Inc.
(Registrant)

Date: August 16, 2007	/s/ William Renahan
(Signature)
Name: William Renahan
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number
99.1	Press Release of the Fund dated August 16, 2007.